Moody National Reit I, Inc.  POS AM

EXHIBIT 10.70

MASTER LEASE SUBORDINATION AND ATTORNMENT AGREEMENT

THIS MASTER LEASE SUBORDINATION AND ATTORNMENT AGREEMENT (“Agreement”) is entered into as of July 2, 2013 (the “Effective Date”) by and among JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association chartered under the laws of the United States of America, having an address at 383 Madison Avenue, New York, New York 10179 (together with its successors and assigns, “Lender”) and MOODY NATIONAL HP N-CHARLES MT, LLC, a Delaware limited liability company, having an address at 6363 Woodway, Suite 110, Houston, Texas 77057 (the “Master Tenant”), with reference to the following facts:

A.           Moody National HP N-Charles Holding, LLC, a Delaware limited liability company (the “Borrower”) owns fee simple title to the real property described on Exhibit “A” attached hereto (the “Property”).

B.           Lender has made a loan to Borrower (the “Loan”) pursuant to that certain Loan Agreement, of even date herewith, among Borrower and Lender (as amended, increased, renewed, extended, spread, consolidated, severed, restated, or otherwise changed from time to time, the “Loan Agreement”), which Loan will be evidenced in part by that certain Promissory Note executed by Borrower, as borrower, and payable to Lender, as lender (as amended, increased, renewed, extended, spread, consolidated, severed, restated, or otherwise changed from time to time, the “Note”). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Loan Agreement.

C.           To secure the Loan, Borrower has encumbered, or will encumber, the Property by entering into the Mortgage for the benefit of Lender.

D.           Pursuant to the Master Lease, a copy of which is annexed hereto as Exhibit B, Borrower has demised to Master Tenant all of the Property.

E.           Master Tenant and Lender desire to agree upon the relative priorities of their interests in the Property and their rights and obligations if certain events occur.

F.           Master Tenant acknowledges that without this Agreement, Lender would not make the Loan and without such Loan, Borrower may be unable to finance the acquisition of the Property and, in such case, Master Tenant would be unable to operate the Property pursuant to the Master Lease.

NOW, THEREFORE, for good and sufficient consideration, Master Tenant and Lender agree:

1.           Definitions. The following terms shall have the following meanings for purposes of this Agreement.

a.           Foreclosure Event. A “Foreclosure Event” means: (i) foreclosure under the Mortgage; (ii) any other exercise by Lender of rights and remedies (whether under the Mortgage or under applicable law, including bankruptcy law) as holder of the Loan and/or the Mortgage, as a result of which a Successor Owner (as hereinafter defined) becomes owner of the Property; or (iii) delivery by Borrower to Lender (or its designee or nominee) of a deed or other conveyance of Borrower’s interest in the Property in lieu of any of the foregoing.

b.           Former Borrower. A “Former Borrower” means Borrower and any other party that was landlord under the Master Lease at any time before the occurrence of any attornment under this Agreement.

c.           Offset Right. An “Offset Right” means any right or alleged right of Master Tenant to any offset, defense (other than one arising from actual payment and performance, which payment and performance would bind a Successor Owner pursuant to this Agreement), claim, counterclaim, reduction, deduction, or abatement against Master Tenant’s payment of Rent or performance of Master Tenant’s other obligations under the Master Lease, arising (whether under the Master Lease or under applicable law) from Borrower’s breach or default under the Master Lease.

d.           Rent. The “Rent” means all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses constituting as-extracted collateral under the Uniform Commercial Code, relating to the Land or any portion thereof) from the Land and the Improvements, to the extent permitted under applicable law, and including, but not limited to, all rents, rent equivalents, income, receivables, revenues, receipts, insurance proceeds, deposits and profits arising from the Leases and renewals thereof together with all rents, rent equivalents, income, fees, receivables, accounts, profits (including, but not limited to, all oil and gas or other mineral royalties and bonuses), charges for services rendered and any and all payment and consideration of whatever form or nature received by Borrower, Master Tenant or their respective agents or employees from any and all sources, including, without limitation, any interest of Borrower or Master Tenant in the Management Agreement and the sums due thereunder and any sums relating to the use, enjoyment and occupancy of the Property, including, without limitation, all revenues and credit card receipts collected from guest rooms, restaurants, bars, meeting rooms, banquet rooms and recreational facilities, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Borrower, Master Tenant or Manager or the commercial space located in the Property or acquired from others (including, without limitation, from the rental of any office space, retail space, guest rooms or other space, halls, stores, and offices, and deposits securing reservations of such space), license, lease, sublease and concession fees and rentals, health club membership fees, food and beverage wholesale and retail sales, service charges, and vending machine sales and proceeds, whether paid or accruing before or after the filing by or against Borrower or Master Tenant of any petition for relief under the Bankruptcy Code and all proceeds from the sale or other disposition of the Leases from any and all sources arising from or attributable to the Property and the Improvements, including all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of the Property or rendering of services by a Borrower, Master Tenant, Manager or any of their agents (other than fees payable to any such agent for its own account that are not for the benefit of Borrower) or employees (other than salaries or wages due such employees) and proceeds, if any, from business interruption or other loss of income insurance.

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e.           Successor Owner. A “Successor Owner” means any party that becomes owner of the Property as the result of a Foreclosure Event.

f.           Termination Right. A “Termination Right” means any right of Master Tenant to cancel or terminate the Master Lease or to claim a partial or total eviction arising (whether under the Master Lease or under applicable law) from Borrower’s breach or default under the Master Lease.

2.           Subordination.

a.           The Master Lease, as the same may hereafter be modified, amended or extended, and all rights of Master Tenant thereunder, shall be, and shall at all times remain, unconditionally subject and subordinate, in all respects, to (i) the terms conditions and provisions of the Mortgage, the Loan Agreement and the other Loan Documents, (ii) any and all advances, increases, renewals, extensions, modifications, assignments, restatements or consolidations thereof and the rights, privileges, and powers of the Lender thereunder, and (iii) the liens created by the Mortgage and the other Loan Documents in favor of Lender and its successors and assigns. Master Tenant expressly acknowledges and agrees that if Lender elects, in its sole discretion, to effectuate a Foreclosure Event, Lender may name Master Tenant a defendant in any action or proceeding relating thereto and upon the successful completion of any Foreclosure Event (whether by judicial proceeding or otherwise) the Master Lease shall not be a lien or encumbrance on the Property and Master Tenant’s interest in the Property shall be and shall be deemed terminated and of no force or effect.

b.           Notwithstanding anything to the contrary contained in the Master Lease, in this Agreement or in any Loan Document, Master Tenant agrees that the Lender may (or Borrower at Lender’s direction may) (x) send a notice of default or event of default under the Master Lease or (y) terminate the Master Lease (i) in the event that Master Tenant is in receipt of a written notice of an event of default under the Master Lease and such default has continued beyond applicable cure periods, (ii) Master Tenant shall become insolvent or a debtor in a bankruptcy proceeding, or (iii) upon the occurrence of an Event of Default under the Loan Agreement if such Event of Default is also a default under the Master Lease or hereunder beyond any applicable notice or cure periods. In addition, any Successor Owner by giving five days’ notice to the Master Tenant upon obtaining (A) title to the Property (or any portion thereof) by a Foreclosure Event, and/or (B) possession of the Property (or any portion thereof) whether personally or through an agent, a receiver or a trustee, may terminate the Master Lease. The Master Lease will be of no further force or effect upon delivery of notice of such termination by Lender, Borrower or Successor Owner to Master Tenant at the above address. Master Tenant and Borrower shall promptly enter into any document requested by Lender (at Borrower’s and Master Tenant’s sole cost and expense) to evidence such termination. Without limiting the liability of a Successor Owner in the event that Lender or Successor Owner requires Master Tenant to attorn to Successor Owner, Borrower and Master Tenant agree that in no event shall Lender ever have any liability or obligation whatsoever related to the Master Lease (including, without limitation, as a result of a termination of the Master Lease pursuant to this clause (b) hereof or otherwise).

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c.           Master Tenant further agrees and acknowledges that in making disbursements of the Loan, Lender is under no obligation or duty to, nor has Lender represented that it will, see to the application of the Loan proceeds by the person or persons to whom Lender disburses the Loan proceeds, and any application or use of the Loan proceeds for purposes other than those provided for in the Loan Documents shall not defeat in whole or in part the foregoing subordination. Without limiting the foregoing, upon the occurrence and continuance of an Event of Default under the Loan, Master Tenant expressly consents to the appointment of a receiver for the Borrower’s and the Master Tenant’s interests in the Property, without notice, either by Lender or a court of competent jurisdiction, to take all action in connection with the Borrower’s interest in the Property permitted by law or in equity and to deduct from any and all Rents any amount approved by the court to compensate such receiver for its actions.

3.           Lender’s Election Regarding Master Lease. Without limiting the provisions of Section 2 hereof, Lender shall have the option, in its sole discretion and without any obligation to do so, to elect to make the Master Lease and the leasehold estate created thereby, together with all rights and privileges of Master Tenant thereunder, senior to the lien or charge of the Loan Documents. Master Tenant expressly acknowledges and agrees that if Lender elects, in its sole discretion, not to foreclose Master Tenant’s leasehold estate or makes the election set forth in this Section 3, the Master Lease, and Master Tenant’s leasehold estate thereunder, shall not be terminated as a result of a Foreclosure Event. Any election by Lender under this Section 3 shall be effective upon written notice to Master Tenant, or, at Lender’s election, by Lender’s recordation in the appropriate office of a unilateral subordination of the Mortgage to the Master Lease, and without any action by Master Tenant. Without limiting the foregoing, Master Tenant agrees to execute and deliver to Lender, within ten (10) days after Lender’s request, such documents as are reasonably requested by Lender to confirm any election by Lender under this Section 3.

4.           Attornment.

a.           If Lender elects, in its sole discretion, not to foreclose the Master Lease and Master Tenant’s leasehold estate and makes the election set forth in Section 3, upon Successor Owner’s request after taking title to the Property (i) Master Tenant shall recognize and attorn to Successor Owner as Master Tenant’s direct landlord under the Master Lease as affected by this Agreement and (ii) the Master Lease shall continue in full force and effect as a direct lease, in accordance with its terms (except as provided in this Agreement), between Successor Owner and Master Tenant for the remaining term of the Master Lease or any portion thereof selected by Successor Owner.

b.           The provisions of this Section 4 shall be effective and self-operative without any need for Successor Owner or Master Tenant to execute any further documents. Master Tenant and Successor Owner shall, however, confirm the provisions of this Section 4 in writing upon request by either of them within ten (10) Business Days of such request.

5.           Protection of Successor Owner. Notwithstanding anything to the contrary in the Master Lease or the Mortgage, if Lender elects, in its sole discretion, not to foreclose the Master Lease and Master Tenant’s leasehold estate and makes the election set forth in Section 3, Successor Owner shall not be liable for or bound by any of the following matters:

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a.           Claims Against Former Borrower. Any Offset Right that Master Tenant may have against any Former Borrower relating to any event or occurrence before the date of attornment, including any claim for damages of any kind whatsoever as the result of any breach by Former Borrower that occurred before the date of attornment. The foregoing shall not limit either (i) Master Tenant’s right to exercise against Successor Owner any Offset Right otherwise available to Master Tenant because of events occurring after the date of attornment or (ii) Successor Owner’s obligation to correct any conditions that existed as of the date of attornment and violate Successor Owner’s obligations as landlord under the Master Lease.

b.           Prepayments. Any payment of Rent that Master Tenant may have made to Former Borrower more than thirty (30) days before the date such Rent was first due and payable under the Master Lease with respect to any period after the date of attornment other than, and only to the extent that, such funds were received, and retained, by Lender or Successor Owner.

c.           Payment; Security Deposit; Work. Any obligation: (i) to pay Master Tenant any sum(s) that any Former Borrower owed to Master Tenant; (ii) with respect to any security deposited with Former Borrower, unless such security was actually delivered to Lender; (iii) to commence or complete any initial construction of improvements in the Property or any expansion or rehabilitation of existing improvements thereon; or (iv) arising from representations and warranties related to Former Borrower.

d.           Modification, Amendment or Waiver. Any modification or amendment of the Master Lease, or any waiver of the terms of the Master Lease, or any modification or amendment of the Management Agreement, or any waiver of the terms of the Management Agreement, in each case made without Lender’s written consent, which consent may be withheld in Lender’s sole and absolute discretion.

e.           Surrender, Etc. Any consensual or negotiated surrender, cancellation, or termination of the Master Lease, in whole or in part, agreed upon between Borrower and Master Tenant, without Lender’s consent, which consent may be withheld in Lender’s sole and absolute discretion. Any consensual or negotiated surrender, cancellation, or termination of the Management Agreement, in whole or in part, agreed upon between Manager and Master Tenant, without Lender’s consent, which consent may be withheld in Lender’s sole and absolute discretion.

6.           Exculpation of Successor Owner. Notwithstanding anything to the contrary in this Agreement or the Master Lease, if Lender elects, in its sole discretion, not to foreclose the Master Lease and Master Tenant’s leasehold estate and makes the election set forth in Section 3. Successor Owner’s obligations and liability under the Master Lease shall never extend beyond Successor Owner’s (or its successors’ or assigns’) interest, if any, in the Property from time to time, including insurance and condemnation proceeds, security deposits, escrows, Successor Owner’s interest in the Master Lease, and the proceeds from any sale, lease or other disposition of the Property (or any portion thereof) by Successor Owner (collectively, the “Successor Owner’s Interest”). Master Tenant shall look exclusively to Successor Owner’s Interest (or that of its successors and assigns) for payment or discharge of any obligations of Successor Owner under the Master Lease as affected by this Agreement. If Master Tenant obtains any money judgment against Successor Owner with respect to the Master Lease or the relationship between Successor Owner and Master Tenant, then Master Tenant shall look solely to Successor Owner’s Interest (or that of its successors and assigns) to collect such judgment. Master Tenant shall not collect or attempt to collect any such judgment out of any other assets of Successor Owner.

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7.           Lender’s Right to Cure. Notwithstanding anything to the contrary in the Master Lease or this Agreement, before exercising any Offset Right or Termination Right, Master Tenant shall provide Lender with notice of the breach or default by Borrower giving rise to same (the “Default Notice”) and, thereafter, the opportunity to cure such breach or default as provided for below.

8.           Lender’s Cure Period. After Lender receives a Default Notice, Lender shall have a period of thirty (30) days beyond the time available to Borrower under the Master Lease in which to cure the breach or default by Borrower. Lender shall have no obligation to cure (and shall have no liability or obligation for not curing) any breach or default by Borrower, except to the extent that Lender agrees or undertakes otherwise in writing. In addition, as to any breach or default by Borrower the cure of which requires possession and control of the Property, provided that Lender undertakes by written notice to Master Tenant to exercise reasonable efforts to cure or cause to be cured by a receiver such breach or default within the period permitted by this paragraph, Lender’s cure period shall continue for such additional time (not to exceed 180 days) (the “Extended Cure Period”) as Lender may reasonably require to either: (i) obtain possession and control of the Property with due diligence and thereafter cure the breach or default with reasonable diligence and continuity; or (ii) obtain the appointment of a receiver and give such receiver a reasonable period of time in which to cure the default.

9.           Casualty and Condemnation. Master Tenant agrees that, notwithstanding any provision of the Master Lease, including, Article 14 and Article 15 thereof, to the contrary, the terms of the Loan Agreement shall continue to govern with respect to the disposition of any Insurance Proceeds or Condemnation Awards, and any obligations of Borrower to restore the Improvements on the Property. Further, Master Tenant agrees that, notwithstanding anything to the contrary contained in the Franchise Agreement, to the extent within Master Tenant’s control, Master Tenant shall not cause or suffer the termination of the Franchise Agreement in connection with any casualty or condemnation at the Property without the prior written consent of Lender, which consent may be granted or withheld in Lender’s sole discretion.

10.         Further Assurances. Master Tenant further agrees to (a) execute such affidavits and certificates as Lender shall reasonably require to further evidence the agreements contained herein, (b) on written request from Lender, furnish Lender with copies of such information as Borrower is entitled to under the Master Lease, (c) cooperate with Lender’s representative in any inspection of all or any portion of the Property or the exercise of any other right under the Loan Documents with respect to the Property, and (d) to enter into a new subordination agreement substantially in the form of this Agreement, or in such other form as may be acceptable to Master Tenant in its reasonable discretion that is requested by any new lender who has agreed to refinance the Loan. Master Tenant hereby acknowledges that some, or all, permits, licenses, rights, franchises and authorizations necessary for the use, operation and maintenance of the Property (the “Permits”) may be held by, or on behalf of, the Master Tenant. By executing this Agreement, Master Tenant agrees that it is, or will be, holding or providing all such Permits, in addition to for its own benefit, for the benefit of Borrower. Moreover, Master Tenant hereby agrees that, upon an Event of Default, it will continue to hold such Permits, in addition to its own benefit, for the benefit of Lender. Master Tenant agrees that upon termination of the Master Lease, Master Tenant shall (to the extent assignable and to the extent permitted by law) assign to Borrower or to the new Borrower (or Lender or Successor Owner, as applicable) all of Master Tenant’s interest in such Permits at Borrower’s expense. Master Tenant hereby acknowledges that pursuant to the Mortgage, Borrower has granted to Lender an assignment of the Master Lease and Rents which provides that Master Tenant continue making payments of Rents and other amounts owed by Master Tenant under the Master Lease to the Borrower and to recognize the rights of Borrower under the Master Lease until notified otherwise in writing by Lender during the continuance of an Event of Default, and agrees, upon receipt of notice by Lender of the existence of an Event of Default, to comply with such directions as it may receive from Lender with respect to the disposition of such amounts.

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11.         Memorandum of Agreement. Concurrently with the execution of this Agreement, Lender and Master Tenant shall execute and deliver to the other, a memorandum of this Agreement, in the form attached hereto as Exhibit C, together with such transfer tax returns and other documents as are required to record such memorandum in the office of the Official Records of Charleston County, South Carolina. Lender, at Master Tenant’s expense, may record such memorandum of Agreement. The parties shall modify such memorandum to reflect any requirements of the recording office. If this Agreement is amended, Lender and Master Tenant shall, promptly upon the request of either party, execute and deliver an amendment of such memorandum giving notice of such amendment. At the expiration or sooner termination of this Agreement, each party shall, at the request of the other party, execute and deliver an instrument evidencing the termination of this Agreement and either party may, at its sole cost and expense, record such instrument; but the failure of either party to execute and deliver such instrument shall not prevent or affect the termination of this Agreement or serve to reinstate this Agreement.

12.         Compliance with Certain Loan Agreement Provisions. Master Tenant acknowledges receipt of a fully executed copy of the Loan Agreement, the Mortgage and the other Loan Documents and represents to Lender that Master Tenant is familiar with the terms and provisions thereof and Borrower’s payment and performance obligations thereunder. In connection with the making of the Loan, Master Tenant further acknowledges that Borrower has certain obligations regarding the operation and maintenance of the Property and compliance with the Master Lease, the Management Agreement and the Franchise Agreement. Master Tenant covenants and agrees with Lender that as between Master Tenant and Lender, to the extent of any inconsistency between the terms, provisions and conditions of the Master Lease and the terms, provisions and conditions of the Loan Documents, the terms, provisions and conditions of the Loan Documents and Borrower’s obligations thereunder shall control and Master Tenant shall take all steps necessary to ensure Borrower’s compliance with the terms, provisions and conditions of the Loan Documents, including, without limitation, Section 8.2(d) of the Loan Agreement and the other Loan Documents to the extent that such terms, provisions and conditions relate to the Property or the operation and maintenance thereof and Master Tenant’s failure to manage, maintain and operate the Property in accordance with the terms hereof, the Franchise Agreement, Management Agreement and the Loan Documents shall be an Event of Default under the Master Lease, subject to applicable grace and notice periods under the Master Lease, provided, however, it is agreed by Master Tenant that notwithstanding anything to the contrary contained in the Master Lease, there shall be no grace or notice period with respect to Master Tenant’s obligation to pay Base Rent or Additional Rent and Master Tenant shall not be entitled to any grace or cure period under the Master Lease that has the effect of extending any cure period under the Loan Documents with respect to such event beyond the time frame set forth in the Loan Documents with respect thereto. Master Tenant’s Operating Agreement, dated on or about the date hereof, contains certain provisions (the “SPE Provisions”) which Lender acknowledges qualifies Master Tenant as a Special Purpose Entity. As of the date hereof, Master Tenant is in compliance with the SPE Provisions and the requirements of Section 4.1.30 of the Loan Agreement. Master Tenant shall comply with the SPE Provisions, and shall not amend them without Lender’s prior written consent.

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13.          Miscellaneous.

a.           Lender Entitled to Benefit of Protective Provisions. Master Tenant hereby acknowledges that the Loan Documents constitute a Permitted Mortgage, as defined in the Master Lease, that Lender is the holder of a Permitted Mortgage and that Lender is a third-party beneficiary of those provisions of the Master Lease relating to compliance by Master Tenant with the Permitted Mortgage and Loan Documents. Master Tenant hereby covenants and agrees that it will not enter into any amendment or modification of the Master Lease without the prior written consent of Lender. Master Tenant covenants and agrees that Section 22.2 of the Master Lease is of no force or effect with regard to the Loan.

b.           Limitation on Further Encumbrances. Master Tenant covenants and agrees that, notwithstanding any provision of the Master Lease, including, Article 24 thereof, to the contrary it will not mortgage or grant any other lien on or otherwise encumber, sell, assign, transfer, mortgage pledge or otherwise dispose of its leasehold estate and will not, other than with respect to the Mortgage, join in or subordinate the Master Lease to any other deed of trust or mortgage made by Borrower encumbering (or intending to encumber) the Property, in each case, without the prior written consent of Lender.

c.           Additional Limitations. So long as the Loan is outstanding, without the prior written consent of Lender, Master Tenant shall not:

i.
exercise its right under Article 10 of the Master Lease to perform changes and alterations (including Major Alterations) without Borrower obtaining Lender’s consent to the extent such consent is required under the terms of the Loan Agreement;

ii.	enter into any Leases (including any subleases) with respect to the Property;

iii.	amend, modify, cancel or terminate the Franchise Agreement or the Management Agreement;

iv.	approve any annual budget or estimate of projected expenses with regard to the Property;

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v.	enter into any Major Contracts;

vi.	take any action that affects the zoning or any special use permit or variance affecting the Property;

vii.	assign the Master Tenant’s interest in the Master Lease; or

viii.
agree to a reduction in the amount of Rent (including a determination of Base Rent or Percentage Rent due under the Master Lease following the fifth (5th) anniversary of the Commencement Date (as defined in the Master Lease)).

d.           Personal Property. In the event of a Foreclosure Event, the Master Tenant shall, at its own cost and expense, take all necessary steps to convey all of its right, title and interest in and to the Personal Property to Successor Owner, free and clear of all claims, rights, interests and liens of any other Person and regardless of whether or not Former Borrower has paid the purchase price for such . Any purchase price for the Personal Property contemplated by Section 6.3 of the Master Lease shall be payable solely by Former Borrower and no claim or cause of action for such purchase price may be sought by Master Tenant against Lender or Successor Owner.

e.           Notices. (i)    All notices, demands, requests, consents, approvals or other communications (any of the foregoing, a “Notice”) required, permitted, or desired to be given hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, return receipt requested, or delivered by hand or by reputable overnight courier addressed to the party to be so notified at its address hereinafter set forth, or to such other address as such party may hereafter specify in accordance with the provisions of this Section 13(e). Any Notice shall be deemed to have been received: (i) three (3) days after the date such Notice is mailed, if sent by registered or certified mail, (ii) on the date of delivery by hand, if delivered during business hours on a Business Day (otherwise on the next Business Day), and (iii) on the next Business Day, if sent by an overnight commercial courier, in each case addressed to the parties at the address set forth above and if to Lender, with a copy to:

JPMorgan Chase Bank, National Association
Four New York Plaza, 20th Floor
New York, New York 10004
Attention: Nancy Alto
Facsimile No.: (917) 546-2564

(ii)           Any party may change the address to which any such Notice is to be delivered, by furnishing ten (10) days’ written notice of such change to the other parties in accordance with the provisions of this Section 13(e). Notices shall be deemed to have been given on the date as set forth above, even if there is an inability to actually deliver any such Notice because of a changed address of which no Notice was given, or there is a rejection or refusal to accept any Notice offered for delivery. Notice for any party may be given by its respective counsel. Additionally, Notice from Lender may also be given by Servicer and Lender hereby acknowledges and agrees that Master Tenant shall be entitled to rely on any Notice given by Servicer as if it had been sent by Lender.

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f.            Successors and Assigns. This Agreement shall bind and benefit the parties, their successors and assigns, any Successor Owner, and its successors and assigns. If Lender assigns the Mortgage, then all liability of the assignor shall terminate.

g.           Entire Agreement. This Agreement constitutes the entire agreement between Lender and Master Tenant regarding the subordination of the Master Lease to the Mortgage and the Mortgage and the rights and obligations of Master Tenant and Lender as to the subject matter of this Agreement.

h.           Lender’s Rights and Obligations. Except as expressly provided for in this Agreement or in the Mortgage, Lender shall have no obligations to Master Tenant with respect to the Master Lease. If an attornment occurs pursuant to this Agreement, then all rights and obligations of Lender under this Agreement shall terminate, without thereby affecting in any way the rights and obligations of Successor Owner provided for in this Agreement.

i.            Interpretation; Governing Law. The interpretation, validity and enforcement of this Agreement shall be governed by and construed under the internal laws of the State in which the Property is located, excluding such State’s principles of conflict of laws.

j.            Amendments. This Agreement may be amended, discharged or terminated, or any of its provisions waived, only by a written instrument executed by the party to be charged.

k.           Due Authorization. Master Tenant represents to Lender that it has full authority to enter into this Agreement, which has been duly authorized by all necessary actions. Lender represents to Master Tenant that it has full authority to enter into this Agreement, which has been duly authorized by all necessary actions.

l.            Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

m.          Franchise Agreement Representations. Borrower has delivered to Lender a true, correct and complete copy of the Franchise Agreement. To the best of Master Tenant’s knowledge, after due inquiry and investigation, Master Tenant represents and warrants to Lender that: (i) the Franchise Agreement is in full force and effect; (ii), no notice of default has been delivered or received by Master Tenant or Franchisor under the Franchise Agreement which has not been cured within applicable notice and/or cure periods; (iii) no default by Master Tenant or the Franchisor currently exists under the Franchise Agreement, nor does any event or condition exist which if not cured within applicable notice and/or cure periods would result in Master Tenant or Franchisor being in default of the Franchise Agreement and Master Tenant is current with respect to all monetary obligations set forth under the Franchise Agreement; (iv) the Franchise Agreement sets forth the entire agreement between Franchisor and Master Tenant concerning the Property, or any portion thereof, and there are no other agreements, written or oral, to which Franchisor and Master Tenant are parties concerning the Property, or any portion thereof; and (v) except as disclosed in the Franchise Agreement in effect on the date hereof: (A) Master Tenant has performed all capital or other property improvements currently required to be performed by the Master Tenant under the Franchise Agreement; (B) Master Tenant has not received notice from Franchisor or its parent or their respective subsidiaries or affiliates of any capital or other property improvements that are or will be required to be performed in the future by the Master Tenant under the Franchise Agreement except as reflected in the Approved Budget; and (C) there are no capital or other property improvements which Franchisor is contemplating or considering requiring to be performed by the Master Tenant under the Franchise Agreement in the future except as reflected in the Approved Budget.

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n.           Compliance with Franchise Agreement. Master Tenant will timely comply with the provisions of Sections 5.1.7, 5.1.22, 5.1.24 of the Loan Agreement as if such provisions were more fully set forth herein. Without limiting the foregoing, Master Tenant shall timely comply in all material respects with the terms and conditions of the Franchise Agreement. Master Tenant shall not, without the prior written consent of Lender, which consent may be withheld in Lender’s sole discretion, surrender the Franchise Agreement or terminate, cancel, modify, change, supplement, alter or amend the Franchise Agreement, or release any of its rights or remedies under the Franchise Agreement in any respect except to the extent permitted under Section 5.1.22(b) of the Loan Agreement, and any such surrender of the Franchise Agreement or termination, cancellation, modification, change, supplement, alteration or amendment of the Franchise Agreement or release of rights or remedies under the Franchise Agreement without the prior written consent of Lender shall be void and of no force and effect. Master Tenant shall promptly provide Lender with any notice of default, non-performance, non-renewal or termination received by Master Tenant from Franchisor.

o.           Legal Requirements. Master Tenant shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect the Permits and to comply with all Legal Requirements applicable to it and the Property. There shall never be committed by Master Tenant, and Master Tenant shall never permit any other Person in occupancy of or involved with the operation or use of the Property to commit any act or omission affording any Governmental Authority the right of forfeiture against the Property or any part thereof or any monies paid in performance of Master Tenant’s obligations under the Loan Documents. Master Tenant covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture. To the extent material to the conduct of Master Tenant’s business, Master Tenant shall at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and shall keep the Property, or cause the Property to be kept, in good working order and repair, and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto, all as more fully provided in the Loan Documents.

p.           Special Lender Provisions. Master Tenant agrees that it shall be an automatic Event of Default under the Master Lease if Master Tenant fails to comply with the terms of Section 27.13(b) and Section 27.13(c) of the Master Lease, however, to the extent that there is a corresponding cure period in the Loan Agreement with respect to a specific Default (as defined in the Loan Agreement), then Master Tenant shall be afforded such cure period before such failure is an Event of Default under the Master Lease.

11

[THIS SPACE INTENTIONALLY LEFT BLANK]

12

IN WITNESS WHEREOF, the Lender and Master Tenant have caused this Agreement to be executed as of the date first above written.

MOODY NATIONAL HP N-CHARLES MT, LLC,
a Delaware limited liability company

	By:	/s/ Brett C. Moody
Name: Brett C. Moody
Title: President

[SEAL]

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association chartered under the laws of the United States of America

	By:	/s/ Thomas N. Cassino
Name:Thomas N. Cassino
Title: Vice President
[SEAL]

ASSIGNMENT AGREED AND CONSENTED TO BY:

MOODY NATIONAL HP N-CHARLES HOLDING, LLC, a Delaware limited liability company

By:	/s/ Brett C. Moody
Name: Brett C. Moody
Title: President

[SEAL]

[Signature Page to Master Lease Subordination and Attornment]

STATE OF ______________
COUNTY OF ____________

Before me, the undersigned, a Notary Public in and for the State and County aforesaid, personally appeared Brett C. Moody with whom I am personally acquainted and who, upon oath, acknowledged himself to be the President of Moody National HP N-Charles Holding, LLC, a Delaware limited liability company, and that as President, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the limited liability company as its President.

WITNESS my hand and seal at ________________, _______________, as of the _____ day of _________, 2013.

____________________________
NOTARY PUBLIC
My commission expires:

[Notary Page to Master Lease Subordination and Attornment]

STATE OF ______________
COUNTY OF ____________

Before me, the undersigned, a Notary Public in and for the State and County aforesaid, personally appeared __________________ with whom I am personally acquainted and who, upon oath, acknowledged himself to be an authorized signatory of JPMorgan Chase Bank, National Association, a national banking association and that as an authorized signatory, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the limited liability company as its an authorized signatory.

WITNESS my hand and seal at ________________, _______________, as of the _____ day of _________, 2013.

____________________________
NOTARY PUBLIC
My commission expires:

[Notary Page to Master Lease Subordination and Attornment]

STATE OF ______________
COUNTY OF ____________

Before me, the undersigned, a Notary Public in and for the State and County aforesaid, personally appeared Brett C. Moody with whom I am personally acquainted and who, upon oath, acknowledged himself to be the President of Moody National HP N-Charles MT, LLC, a Delaware limited liability company, and that as President, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the limited liability company as its President.

WITNESS my hand and seal at ________________, _______________, as of the _____ day of _________, 2013.

____________________________
NOTARY PUBLIC
My commission expires:

[Notary Page to Master Lease Subordination and Attornment]

EXHIBIT A

Description of Property

All that parcel, lot or tract of land situated, lying and being in the City of North Charleston, Charleston County, South Carolina, and designated as Revised Tract P-1, as shown on a plat as done by B.P. Barber & Associates, Inc., dated October 11, 2007 and recorded in Charleston County in Plat Book EL at page 215.

BEING the same property conveyed to Naman Ashley I, LLC by the following:

1.	Deed from Naman Charleston, LLC dated December 28, 2006 and recorded in Book H610 at Page 797 in the Charleston County RMC Office; and
2.	Deed from Naman Ashley II, LLC dated July ___, 2013 and recorded in Book ____ at Page ___ in the Charleston County RMC Office.

TMS No.: 47802-00-016

AND

EASEMENT PARCEL 1

The non-exclusive rights, easements and privileges of use, ingress and right of way for vehicular and pedestrian access, ingress and egress (but not parking) and for public and private utility purposes created and granted as appurtenances and parcels above-described, and by the following document: Drainage and Reciprocal Access Easement Agreement dated January 15, 2013 recorded in Book 0306 at Page 210 in the Charleston County RMC Office.

AND

EASEMENT PARCEL 2

The non-exclusive rights, easements and privileges of use, ingress and right of way for vehicular and pedestrian access, ingress and egress and granted as appurtenances and parcels above-described, and by the following documents: Declaration of Covenants, Restrictions and Easements dated January 26, 2005 and recorded in Book V523 at Page 837 in the Charleston County RMC Office.

.
EXHIBIT B

Copy of Master Lease

EXHIBIT C

FORM OF MEMORANDUM OF SUBORDINATION AGREEMENT

PREPARED BY AND WHEN RECORDED RETURN TO:

Kelley Drye & Warren LLP
200 Kimball Drive
Parsippany, New Jersey 07054
Attention: Paul A Keenan, Esq.

MEMORANDUM OF SUBORDINATION AGREEMENT

THIS MEMORANDUM OF SUBORDINATION AGREEMENT, made as of [_____], 2013, between JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association chartered under the laws of the United States of America, having an address at 383 Madison Avenue, New York, New York 10179 (“Lender”) and MOODY NATIONAL HP N-CHARLES MT, LLC, a Delaware limited liability company, having an address at c/o Moody National REIT I, Inc., 6363 Woodway, Suite 110, Houston, Texas 77057 (the “Master Tenant”).

1.	MOODY NATIONAL HP N-CHARLES HOLDING, LLC, a Delaware limited liability company (the “Borrower”) owns fee simple title to the real property described in Exhibit “A” attached hereto (the “Property”).
2.	Borrower and Master Tenant are parties to that certain Master Lease Agreement, dated as of [_________________], between Borrower, as landlord and Master Tenant, as tenant (the “Master Lease”).
3.	Borrower’s address, as set forth in the Lease, is 6363 Woodway, Suite 110, Houston, Texas 77057.
4.	Master Tenant’s address, as set forth in the Lease, is 6363 Woodway, Suite 110, Houston, Texas 77057.
5.
Borrower has become indebted to Lender pursuant to a Loan Agreement, dated on or about the date hereof, and has granted to Lender a first priority lien on the Property pursuant to that certain first priority Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the date hereof, executed and delivered by Borrower as security for the Loan and encumbering the Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time (the “Mortgage”).

6.
Master Tenant has agreed to subordinate the Master Lease to the Mortgage pursuant to the terms of that certain Master Lease Subordination and Attornment Agreement, dated as of the date hereof, between Lender and Master Tenant (the “Subordination Agreement”).

7.
All of the terms, covenants and conditions of the Subordination Agreement are incorporated herein and made a part hereof. The purpose of this Memorandum is to give notice of the existence of the tenancy created by the Master Lease and the subordination of the Master Lease to the Mortgage, and shall not be construed to vary or otherwise affect the rights or obligations of the parties under the Master Lease or the Subordination Agreement as they may be amended.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association chartered under the laws of the United States of America

By:	/s/ Thomas N. Cassino
Name: Thomas N. Cassino
Title: Vice President

MOODY NATIONAL HP N-CHARLES MT, LLC a Delaware limited liability company

By:	/s/ Brett C. Moody
Name: Brett C. Moody
Title: President

[Signature Page to Memorandum of Subordination Agreement]

STATE OF ______________
COUNTY OF ____________

Before me, the undersigned, a Notary Public in and for the State and County aforesaid, personally appeared __________________ with whom I am personally acquainted and who, upon oath, acknowledged himself to be an authorized signatory of JPMorgan Chase Bank, National Association, and that as an authorized signatory, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the limited liability company as its authorized signatory.

WITNESS my hand and seal at ________________, _______________, as of the _____ day of _________, 2013.

____________________________
NOTARY PUBLIC
My commission expires:

[Notary Page to Memorandum of Subordination Agreement]

STATE OF ______________
COUNTY OF ____________

Before me, the undersigned, a Notary Public in and for the State and County aforesaid, personally appeared Brett C. Moody with whom I am personally acquainted and who, upon oath, acknowledged himself to be the President of Moody National HP N-Charles MT, LLC, a Delaware limited liability company, and that as President, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the limited liability company as its President.

WITNESS my hand and seal at ________________, _______________, as of the _____ day of _________, 2013.

____________________________
NOTARY PUBLIC
My commission expires:

[Notary Page to Memorandum of Subordination Agreement]

EXHIBIT A
TO
MEMORANDUM OF MASTER LEASE SUBORDINATION AGREEMENT
(Description of the Property)

All that parcel, lot or tract of land situated, lying and being in the City of North Charleston, Charleston County, South Carolina, and designated as Revised Tract P-1, as shown on a plat as done by B.P. Barber & Associates, Inc., dated October 11, 2007 and recorded in Charleston County in Plat Book EL at page 215.

BEING the same property conveyed to Naman Ashley I, LLC by the following:

1.	Deed from Naman Charleston, LLC dated December 28, 2006 and recorded in Book H610 at Page 797 in the Charleston County RMC Office; and
2.	Deed from Naman Ashley II, LLC dated July ___, 2013 and recorded in Book ____ at Page ___ in the Charleston County RMC Office.

TMS No.: 47802-00-016

AND

EASEMENT PARCEL 1

The non-exclusive rights, easements and privileges of use, ingress and right of way for vehicular and pedestrian access, ingress and egress (but not parking) and for public and private utility purposes created and granted as appurtenances and parcels above-described, and by the following document: Drainage and Reciprocal Access Easement Agreement dated January 15, 2013 recorded in Book 0306 at Page 210 in the Charleston County RMC Office.

AND

EASEMENT PARCEL 2

The non-exclusive rights, easements and privileges of use, ingress and right of way for vehicular and pedestrian access, ingress and egress and granted as appurtenances and parcels above-described, and by the following documents: Declaration of Covenants, Restrictions and Easements dated January 26, 2005 and recorded in Book V523 at Page 837 in the Charleston County RMC Office.